                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement of Philipp Brothers, Inc. on Form S-4
(File No. 333-64641) of our report dated November 18, 1998 on our audit of the combined financial statements of ODDA as of and for the fiscal year ended September 30, 1998. We also consent to the reference to our firm under the caption "Experts".

                                          PRICEWATERHOUSECOOPERS DA

Bergen, Norway
December 10, 1998